UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 26, 2018 (September 25, 2018)
________________________________
First Connecticut Bancorp, Inc.
(Exact name of registrant as specified in its charter)
______________________________________

Maryland	333-171913	45-1496206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Farm Glen Boulevard
Farmington, Connecticut 06032
(Address of principal executive offices)

(860) 676-4600
(Registrant's telephone number, including area code)

No Change
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
         (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
         (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On September 25, 2018, First Connecticut Bancorp, Inc. (the "Company") held a Special Meeting of Stockholders (the "Meeting") in Farmington, Connecticut.  Of the 16,250,954 shares of the Company's common stock outstanding at the close of business as of August 20, 2018, the record date for the Meeting, 12,159,156 shares were present or represented by proxy at the Meeting, constituting a quorum to conduct business.

The voting results from the Meeting as to each proposal presented to stockholders (each of which proposals is described in greater detail in the definitive proxy statement filed by the Company with the Securities Exchange Commission on August 22, 2018) were as follows and were each approved by the stockholders by the requisite vote:

PROPOSAL 1:  the approval of the Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 18, 2018, by and between the Company and People's United Financial, Inc. and the transactions contemplated thereby (the "merger proposal"):

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Common Stock	11,626,397	468,017	64,742	0

PROPOSAL 2:  the approval, on a non-binding, advisory basis, of the compensation that certain executive officers of the Company may receive that is based on or otherwise relates to the merger:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Common Stock	10,285,375	1,627,285	246,496	0

In connection with the Meeting, the Company also solicited proxies with respect to a proposal to adjourn the Meeting, if necessary or appropriate, in the event there were not sufficient votes in favor of the Merger Agreement at the time of the Meeting.  The adjournment proposal was not submitted to the shareholders of the Company for approval at the Meeting because Company shareholders approved the Merger Agreement, as noted above.
Item 8.01.    Other Events
On September 26, 2018, the Company issued a press release (1) announcing the results of the shareholder vote at the Meeting and (2) announcing the receipt of all required regulatory approvals to complete the merger of the Company with and into People's United Financial, Inc.  The merger remains subject to customary closing conditions and is expected to close on October 1, 2018.  A copy of the press release, which is attached to this Form 8-K as Exhibit 99.1, is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release of the Company, dated as of September 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES

First Connecticut Bancorp, Inc.
(Registrant)

/s/ John J. Patrick, Jr.
Name: John J. Patrick, Jr.
Title: Chairman, President, and Chief Executive Officer

Date:  September 26, 2018